SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 22, 1999

             PARTICIPATING INCOME PROPERTIES III LIMITED PARTNERSHIP
                                       and
                   FFCA/PIP III INVESTOR SERVICES CORPORATION
 -----------------------------------------------------------------------------
 (Exact name of Co-Registrants as Specified in Their Organizational Documents)

     Delaware                        0-20151                   86-0665681
------------------              ----------------        ------------------------
(Partnership State                (Partnership              (Partnership IRS
 of organization)               Commission File          Employer Identification
                                     Number)                    Number)

     Delaware                      33-35868-01                 86-0555605
------------------              ----------------        ------------------------
(Corporation State                (Corporation              (Corporation IRS
 of incorporation)               Commission File         Employer Identification
                                     Number)                    Number)


     The Perimeter Center, 17207 North Perimeter Drive, Scottsdale, AZ 85255
     -----------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (602) 585-4500

                                      NONE
          ------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

         On March 22, 1999, Participating Income Properties III Limited Partnership (the "Registrant") closed a transaction with certain special purpose companies affiliated with Flying J Inc. (collectively the "Buyer"), whereby the Buyer acquired from the Registrant all of the Registrant's right, title and interest in a mortgage loan and three travel plaza properties (collectively the "Travel Plazas") located in Arizona, California and Virginia, for an aggregate cash payment to the Registrant of $25,482,518. The security holders of the Registrant (the "Investors") approved these transactions by written consent without a meeting on October 26, 1998. The Buyer is not affiliated with the Registrant or its general partner, FFCA Participating Management Company Limited Partnership, a Delaware limited partnership (the "General Partner"). The net cash proceeds from the sales are being held in U.S. government securities pending distribution to Investors. The sale of the Travel Plazas represents the disposition of substantially all of the Registrant's assets and the Registrant has no further liability in connection with any of the Travel Plazas. The General Partner has begun the process of winding down the affairs of the Registrant, which includes liquidation and distribution of assets to the Investors in accordance with the Registrant's limited partnership agreement. The liquidation of the Registrant is expected to be completed in 1999.

     As part of the purchase of the Travel Plazas, a portion of the aggregate sales price may at the General Partner's discretion be deposited in trust (the "Trust Fund") with a bank. The Trust Fund, including interest income, would be available to satisfy claims made directly or indirectly arising from the liquidation, dissolution and winding up of the affairs of the Registrant during a period of up to 36 months following the liquidation date. If, at the end of such period, no claims have been made or if final decisions have been rendered for all disputed claims, the remaining balance of the Trust Fund will be disbursed to the Investors.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

         10.01 Purchase Agreement dated as of September 4, 1998, between Participating Income Properties III Limited Partnership and CFJ Plaza Company I LLC, including the First Amendment thereto dated as of March 22, 1999.

         10.02 Purchase Agreement dated as of September 4, 1998, between Participating Income Properties III Limited Partnership and FJI Plaza Company LLC.

         10.03 Extension Agreement dated March 22, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                       PARTICIPATING INCOME PROPERTIES III
                                       LIMITED PARTNERSHIP

                                       By: FFCA PARTICIPATING MANAGEMENT COMPANY
                                           LIMITED PARTNERSHIP, General Partner

                                           By: FRANCHISE FINANCE CORPORATION OF
                                               AMERICA III, Managing General
                                               Partner

Date  April 6, 1999                            By: /s/ John Barravecchia
                                                   ----------------------------
                                                   John Barravecchia,
                                                   Executive Vice President,
                                                   Chief Financial Officer,
                                                   Treasurer and Assistant
                                                   Secretary

                                       FFCA/PIP III INVESTOR SERVICES
                                       CORPORATION

Date  April 6, 1999                    By:  /s/ John Barravecchia
                                            -----------------------------------
                                                John Barravecchia,
                                                President, Secretary and
                                                Treasurer